UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2008 (May 20, 2008)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

 Delaware
1-10308
06-0918165

 (State or Other Jurisdiction of Incorporation)
(Commission File Number)
(IRS Employer Identification Number)

 6 Sylvan Way  Parsippany, NJ
07054

 (Address of Principal Executive Offices)
(Zip Code)

 (973) 496-4700

 (Registrant’s telephone number, including area code)

 N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 1.01
Entry into a Material Definitive Agreement.

On May 20, 2008, we provided for the issuance of a new financial guaranty insurance policy for the $250 million aggregate principal amount of Series 2005-2 Floating Rate Rental Car Asset Backed Notes issued by our Avis Budget Rental Car Funding (AESOP) LLC subsidiary and maturing in May 2012.  The new financial guaranty was issued by Assured Guaranty Corp. and replaces the financial guaranty issued by Financial Guaranty Insurance Company (“FGIC”) at the time the Series 2005-2 Notes were issued.  The new financial guaranty, like the financial guaranty issued by FGIC, supports the timely payment of interest and the ultimate payment of principal on the Series 2005-2 Notes on or before final maturity.  Avis Budget Rental Car Funding obtained consents from all of the holders of the 2005-2 Notes to provide the new financial guaranty. In conjunction with this transaction, Avis Budget Rental Car Funding amended its Series 2005-2 Supplement and updated the methodology for calculating enhancement for the Series 2005-2 Notes.

A copy of the Amended and Restated Series 2005-2 Supplement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

 Item 7.01
Regulation FD Disclosure

 Our press release announcing the new financial guaranty referred to in Item 1.01 above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01
Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

 Exhibit No.
Description

 10.1

Amended and Restated Series 2005-2 Supplement, dated May 20, 2008, between Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), as issuer and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee and as Series 2005-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between Avis Budget Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee.

 99.1
Press Release dated May 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:
/s/ Jean M. Sera

Name:
Jean M. Sera

Title:
Senior Vice President and Secretary

Date: May 22, 2008

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated May 22, 2008 (May 20, 2008)

EXHIBIT INDEX

 Exhibit No.
Description

 10.1

Amended and Restated Series 2005-2 Supplement, dated May 20, 2008, between Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), as issuer and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee and as Series 2005-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between Avis Budget Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee.

 99.1
Press Release dated May 21, 2008.